UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2022

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders (the AGM). We had over 88% of our outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the meeting, eleven matters were considered and acted upon.

1.To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
2.To elect Marisa D. Drew as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
3.To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
4.To elect Daniel E. Sanchez as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2025 or until a successor in interest is appointed.
5.Approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31, 2021, contained in Appendix A of the proxy statement (in accordance with requirements applicable to United Kingdom (U.K.) companies).
6.Ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2022.
7.Appoint KPMG LLP (U.K.) as Liberty Global's U.K. statutory auditor under the U.K. Companies Act 2006 (the Companies Act) (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).
8.Authorize the audit committee of Liberty Global's board of directors to determine the U.K. statutory auditor's compensation.
9.Authorize Liberty Global's board of directors in accordance with Section 570 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred under Section 551 of the Companies Act by resolution 10 passed at the Annual General Meeting of Liberty Global held on June 11, 2019, without the rights of pre-emption provided by Section 561 of the Companies Act.
10.Authorize Liberty Global and its subsidiaries to make political donations to political parties, independent election candidates and/or political organizations other than political parties and/or incur political expenditures of up to $1,000,000 under the Companies Act.
11.Approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2022 AGM.

Each of the resolutions 1-11 was adopted. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2, 3 and 4 – Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Andrew J. Cole	160,782,613	101,620,555	64,670	7,866,912
Marisa D. Drew	256,589,268	5,839,690	38,880	7,866,912
Richard R. Green	157,533,815	104,894,357	39,666	7,866,912
Daniel E. Sanchez	255,827,609	6,600,645	39,584	7,866,912

Resolution 5 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
156,233,907	106,047,969	185,962	7,866,912

Resolution 6 – Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
268,144,424	2,139,831	50,495	—

Resolution 7 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
268,123,503	2,159,996	51,251	—

Resolution 8 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
262,151,108	261,607	55,123	7,866,912

Resolution 9 - Authorization to allot equity securities for cash pursuant to the authority conferred by Resolution 10 passed at the Annual General Meeting of Liberty Global held on June 11, 2019, without rights of pre-emption:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
256,082,109	6,231,970	153,759	7,866,912

Resolution 10 - Authorization to allow Liberty Global and its subsidiaries to make political donations and/or incur political expenditures of up to $1,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
248,335,822	14,054,952	77,064	7,866,912

Resolution 11 - Approval of the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in its capital:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
258,622,452	3,789,690	55,696	7,866,912

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 21, 2022